SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 14, 2003
                                                          (May 14, 2003)
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                               NTL INCORPORATED
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              (Exact Name of Registrant as Specified in Charter)


    Delaware                  0-22616                    52-1822078
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(State or Other              (Commission               (IRS Employer
 Jurisdiction of             File Number)              Identification No.)
 Incorporation)


110 East 59th Street, New York, New York                             10022
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(Address of Principal Executive Offices)                           (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
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         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.
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           Exhibits

99.1       Press Release, dated May 14, 2003

99.2       Presentation, dated May 14, 2003


ITEM 9.    REGULATION FD DISCLOSURE.
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The following disclosure is being made under Item 12 of this Form 8-K:

On May 14, 2003, NTL Incorporated issued a press release announcing results for the quarter ended March 31, 2003 and made a presentation regarding such results. The press release, dated May 14, 2003, is attached to this report as
Exhibit 99.1 and is incorporated by reference in its entirety herein. The presentation is attached to this report as Exhibit 99.2 and is incorporated by reference in its entirety herein.


                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NTL INCORPORATED
                                      (Registrant)


                                      By:    /s/ Scott Schubert
                                      ---------------------------------
                                      Name:  Scott Schubert
                                      Title: Chief Financial Officer


Dated: May 14, 2003

                                 EXHIBIT INDEX
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Exhibit
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99.1       Press Release, dated May 14, 2003

99.2       Presentation, dated May 14, 2003